As filed with the Securities and Exchange Commission on March 1, 2005

                         File Nos. 2-96141 and 811-4244

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 27

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 24

                             SOUND SHORE FUND, INC.
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                              Dana A. Lukens, Esq.
                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:
                             Margaret Bancroft, Esq.
                                     Dechert
                              30 Rockefeller Plaza
                               New York, NY 10112

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

  [ ]    immediately upon filing pursuant to Rule 485, paragraph (b)
  [ ]    on May 1, 2001 pursuant to Rule 485, paragraph (b)
  [X]    60 days after filing pursuant to Rule 485, paragraph (a)(1)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(1)
  [ ]    75 days after filing pursuant to Rule 485, paragraph (a)(2)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(2)
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Sound Shore Fund, Inc.

LOGO







                                SOUND SHORE FUND


                                   PROSPECTUS



                                   MAY 1, 2005









    SOUND SHORE FUND SEEKS GROWTH OF CAPITAL USING A VALUE-ORIENTED APPROACH.
              SHARES OF THE FUND ARE OFFERED TO INVESTORS WITHOUT
              ANY SALES CHARGE OR RULE 12B-1 (DISTRIBUTION) FEES.







   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


         RISK/RETURN SUMMARY                                                   2

                  INVESTMENT OBJECTIVE                                         2

                  PRINCIPAL INVESTMENT STRATEGIES                              2

                  PRINCIPAL RISKS OF INVESTING IN THE FUND                     3

                  WHO MAY WANT TO INVEST IN THE FUND                           4

         PERFORMANCE                                                           5

         FEE TABLES                                                            7

         MANAGEMENT                                                            8

         YOUR ACCOUNT                                                         10


                  HOW TO CONTACT THE FUND                                     10
                  GENERAL INFORMATION                                         10
                  BUYING SHARES                                               11
                  SELLING SHARES                                              14
                  EXCHANGE PRIVILEGES                                         17
                  RETIREMENT ACCOUNTS                                         18

         OTHER INFORMATION                                                    19

         FINANCIAL HIGHLIGHTS                                                 20

RISK/RETURN SUMMARY

[Margin callout:  CONCEPTS TO UNDERSTAND
          VALUE INVESTING means to invest in stocks whose market valuations are low relative to their historic valuations and/or comparable companies MID CAP STOCKS are securities of companies the market value of which is between $1 billion and $10 billion at the time of investment
          LARGE CAP STOCKS are securities of companies the market value of which is in excess of $10 billion
          COMMON STOCK represents an equity or ownership interest in a company]

INVESTMENT OBJECTIVE

The investment objective of Sound Shore Fund, Inc. (the "Fund") is growth of capital. Investments will be made based upon their potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to meet the Fund's investment objective of growth of capital, the investment adviser to the Fund, Sound Shore Management, Inc. (the "Adviser"), applies a "Value Investing" style to its purchase of predominantly "Large Cap" and "Mid Cap" common stocks. The Fund expects that for most periods a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks that are judged by the Adviser to have favorable value to price characteristics relative to their historic valuations and/or comparable companies.

The Adviser chooses investments in equity securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. Changes in economic and political outlooks, as well as individual corporate developments, influence specific security prices. When the Fund's investments lose their perceived value relative to other similar investments and investment alternatives, they are sold.

The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. As a result, the Fund may be unable to achieve its investment objective.

[Margin callout: CONCEPTS TO UNDERSTAND
          CORPORATE DEBT SECURITY is a security that obligates the issuer to pay the holder a specified sum of money at set intervals as well as repay the principal amount of the loan at its maturity
          PREFERRED STOCK is stock that has preference over common stock to the company's dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock
          CONVERTIBLE SECURITY is a security such as preferred stock or bonds, which may be converted into a specified number of shares of common stock]

Current income, while considered important, will be secondary to the objective of capital growth. While most of the Fund's assets will be invested in common stock, the Fund may invest in other types of securities such as corporate debt securities, preferred stock and convertible securities. With respect to corporate debt securities, preferred stock and convertible securities, an increase in interest rates typically causes a fall in the value of such instruments. These investments are also subject to the risk that the financial condition of the issuer may cause it to default or become unable to pay interest or principal due on the security. To limit this risk, the Fund's investments in these securities are limited to "investment grade" - those rated within the top four categories by Moody's or Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

          o    The stock market goes down
          o    Value stocks fall out of favor with the stock market
          o The stock market continues to undervalue the stocks in the Fund's portfolio
          o The Adviser's judgment as to the value of a stock proves to be wrong

In addition, there are specific risks associated with investing in medium size companies. As described below, as a result of these risks, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger, more established companies, and an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

RISKS ASSOCIATED WITH VALUE INVESTING

An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security's intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. The value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities and is therefore subject to the usual market risks of investment. In addition, the Fund's value investment approach can undergo cycles of greater or lesser investor interest and therefore may lead to a decrease in the prices of the stocks in the Fund's portfolio.

SPECIFIC RISKS OF MEDIUM SIZE COMPANIES

 Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

          o Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available
          o Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

          o Changes in the value of medium size company stocks may not mirror the fluctuation of the general market
          o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

You may want to purchase shares of the Fund if:

          o You are willing to tolerate significant changes in the value of your investment
          o    You are pursuing a long-term goal
          o You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:

          o You want an investment that pursues market trends or focuses only on particular sectors or industries
          o    You need regular income or stability of principal
          o You are pursuing a short-term goal or investing emergency reserves


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (the "SAI").

PERFORMANCE

The following chart illustrates the variability of the Fund's returns. The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns (before and after taxes) compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return of the Fund for the last ten years.

                         [EDGAR PRESENTATION OF CHART

1995    29.87%
1996    33.27%
1997    36.40%
1998     4.41%
1999     0.05%
2000    20.18%
2001    -0.81%
2002   -15.43%
2003    31.74%
2004]

During the periods shown in the chart above, the highest calendar quarterly return was 21.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was -16.36% (for the quarter ended September 30, 2002).


The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2004 to the S&P 500(R) Index.



YEAR(S)                                     1 YEAR       5 YEARS       10 YEARS
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
     and Sale of Fund Shares
S&P 500(R) Index(1)

(1) The S&P 500(R) Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases                       None
     (as a percentage of the offering price)
     Maximum Sales Charge (Load) Imposed on Reinvested Distributions        None
     Maximum Deferred Sales Charge (Load)                                   None
     (as a percentage of the sale price)

     Redemption Fee                                                         None
     Exchange Fee                                                           None

ANNUAL FUND OPERATING EXPENSES(1) (expenses that are deducted from Fund assets)
     Advisory Fees                                                         0.75%
     Distribution (12b-1) Fees                                              None
     Other Expenses                                                        0.25%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.00%
     Fee Waiver and Expense Reimbursement(2)                               0.02%
     Net Expenses                                                          0.98%


(1) Based on amounts incurred during the Fund's fiscal year as stated as a percentage of net assets.
(2) The Fund's administrator has contractually agreed, through April 30, 2006, to waive its fees and/or reimburse Fund expenses to the extent that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund exceed 0.98% of average daily net assets.



EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5% annual return, the Fund's Total Annual Fund Operating Expenses and Net Expenses remain the same as stated in the table above, reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:



          1 YEAR      3 YEARS        5 YEARS       10 YEARS
             $           $              $              $

                                                                      MANAGEMENT


The business of the Fund is managed under the direction of the Board of Directors (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as executive officers, may be found in the SAI.



ADVISER

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06836, has served as investment adviser to the Fund since the Fund's inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.


As of March 31, 2005, the Adviser had over $____ billion of assets under management.

A discussion summarizing the basis on which the Board approves the continuation of the Investment Advisory Agreement will be included in the Fund's semi-annual report for the six month period ended June 30, 2005.


PORTFOLIO MANAGERS

The portfolio managers of the Fund are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis. Messrs. Burn, Kane and DeGulis are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Their business experience and educational background are as follows:

HARRY BURN, III Chairman and Director of the Adviser. He has been with the Adviser since 1978 and received his B.A. and M.B.A. from the University of Virginia.

T. GIBBS KANE, JR. President and Director of the Adviser. He has been with the Adviser since 1978 and received his B.S.E. from the University of Pennsylvania Wharton School.

JOHN P. DEGULIS has been with the Adviser since January 1996. He received a B.A. in Economics from Northwestern University, and his M.B.A. from Columbia Business School.


The Fund's SAI provides additional information about the portfolio managers' respective compensation, other accounts managed by the portfolio managers, and the portfolio managers' respective ownership in the Fund.

OTHER SERVICE PROVIDERS

Forum Administrative Services, LLC and its affiliates, members of Citigroup Global Transaction Services (collectively, "Citigroup"), provide services to the Fund.


Foreside Fund Services, LLC, formerly Forum Fund Services, LLC, is the Fund's distributor (the "Distributor"). The Distributor acts as the agent of the Fund in connection with the offering of the Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The Distributor is not affiliated with Citigroup. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.


FUND EXPENSES

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect. The Fund's administrator has contractually agreed, through April 30, 2006, to waive its fees and/or reimburse Fund expenses to the extent that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund exceed 0.98% of average daily net assets.

YOUR ACCOUNT

[Margin Callout: HOW TO CONTACT THE FUND

WRITE TO US AT:
         Sound Shore Fund
         P.O. Box 446
         Portland, Maine 04112

OVERNIGHT ADDRESS:
         Sound Shore Fund
         Two Portland Square
         Portland, Maine 04101

TELEPHONE US TOLL-FREE AT:
         (800) 754-8758

WIRE INVESTMENTS (OR ACH PAYMENTS) TO US AT:
         Deutsche Bank Trust
              Company Americas
         New York, New York
         ABA #021001033
         FOR CREDIT TO:
         Forum Shareholder Services, LLC
         Account # 01-465-547
         Sound Shore Fund, Inc.
         (Your Name)
         (Your Account Number)]


GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), your transaction will be priced at that day's NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The  Fund  may  temporarily   suspend  (during  unusual  market  conditions)  or
discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then securities are valued at fair value, as determined by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

         CHECKS For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Sound Shore Fund, Inc." or to one or more owners of the account and endorsed to "Sound Shore Fund, Inc." For all other accounts, the check must be made payable on its face to "Sound Shore Fund, Inc." A $20 charge may be imposed on any returned checks.

         PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 754-8758 to request an ACH transaction.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts payments in the following minimum amounts:

                                             MINIMUM INITIAL INVESTMENT     MINIMUM ADDITIONAL INVESTMENT
Standard Minimums                                    $10,000(1)                         None
Traditional and Roth IRA Accounts                      $2,000                           None
Electronic Fund Transfers                              $10,000                           $50
Systematic Investment Plans                            $10,000                           $50
Exchange Privileges                                    $2,500                           None
(1)  $5,000 minimum initial investment if made through certain broker-dealers.

The Adviser may, at its discretion, waive the above investment minimums.

ACCOUNT APPLICATION AND CUSTOMER IDENTIFICATION AND VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading (defined as more than four round-trips in and out of the Fund within a calendar year, not including automatic purchase and redemption programs). Frequent trading in the Fund may interfere with the management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading is detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

The Fund may refuse to sell shares to persons determined by the Fund to be market timers, even if the above limitations have not been reached. During the 2004 fiscal year, the Fund did not have to restrict any shareholder activity due to frequent trading.


ACCOUNT REQUIREMENTS

                      TYPE OF ACCOUNT                                              REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS           o    Instructions must be signed by all persons exactly as
Individual accounts are owned by one person, as are sole          their names appear on the account
proprietorship accounts. Joint accounts have two or more
owners (tenants)
............................................................. .........................................................
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                   o    Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money to           account under the UGMA or the UTMA
a child and obtain tax benefits                              o    The custodian must sign instructions in a manner
                                                                  indicating custodial capacity
............................................................. .........................................................
BUSINESS ENTITIES                                            o    Submit a secretary's (or similar) certificate covering
                                                                  incumbency and authority
............................................................. .........................................................
TRUSTS                                                       o    The trust must be established before an account can
                                                                  be opened
                                                             o    Provide the first and signature pages from the trust
                                                                  document identifying the trustees

INVESTMENT PROCEDURES

                  HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                     BY CHECK
o    Call or write us for an account application             o    Fill out an investment slip from a confirmation
o    Complete the application (and other required                 statement or write us a letter
     documents)                                              o    Write your account number on your check
o    Mail us your application (and other required            o    Mail us the slip (or your letter) and a check
     documents) and a check
............................................................. .........................................................
BY WIRE                                                      BY WIRE
o    Call or write us for an account application             o    Call to notify us of your incoming wire
o    Complete the application (and other required            o    Instruct your bank to wire your money to us
     documents)
o    Call us to fax the completed application (and
     other required documents) and we will assign you
     an account number
o    Mail us your original application (and other
     required documents)
o    Instruct your bank to wire your money to us
............................................................. .........................................................
BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT
o    Call or write us for an account application             o    Complete the systematic investment section of
o    Complete the application (and other required                 the application
     documents)                                              o    Attach a voided check to your application
o    Call us to fax the completed application (and           o    Mail us the completed application and the
     other required documents) and we will assign you             voided check
     an account number                                       o    We will electronically debit your purchase
o    Mail us your original application (and other                 proceeds from your selected financial
     required documents)                                          institution account
o    We will electronically debit your purchase
     proceeds from your selected financial institution
     account

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o    Prepare a written request including:
        o    Your name(s) and signature(s)
        o    Your account number
        o    The Fund name
        o    The dollar amount or number of shares you want to sell
        o    How and where to send your proceeds
o    Obtain a signature guarantee (See "Signature Guarantee Requirements")
o    Obtain other documentation (See "Signature Guarantee Requirements")
o    Mail us your request and documentation
BY WIRE
o Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o    Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
        o    Your account number
        o    Exact name(s) in which the account is registered
        o    Additional form of identification
o    Your proceeds will be:
        o    Mailed to you OR
        o Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")
SYSTEMATICALLY
o    Complete the systematic withdrawal section of the application
o    Attach a voided check to your application
o    Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WIRE REDEMPTIONS You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

SYSTEMATIC WITHDRAWAL If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

          o    Written requests to redeem $100,000 or more
          o    Changes to a shareholder's record name
          o Redemption from an account for which the address or account registration has changed within the last 30 days
          o Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
          o    Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
          o    Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The Fund and the transfer agent reserve the right to require signature guarantees on all redemptions.

SMALL  ACCOUNTS If the value of your account falls below $10,000 (not  including
IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled.


EXCHANGE PRIVILEGES

You may sell your Fund shares and buy shares of another fund, also known as an exchange, by telephone or in writing. You may exchange your Fund shares for shares of a bond fund or money market fund. For a list of funds available for exchange, you may call the transfer agent. The minimum amount that is required to open an account in the Fund through an exchange with another fund is $2,500. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone authorization privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o    Prepare a written request including:
        o    Your name(s) and signature(s)
        o    Your account number
        o    The names of the funds you are exchanging
        o The dollar amount or number of shares you want to sell (and exchange)
o If opening a new account, complete an account application if you are requesting different shareholder privileges
o    Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone authorization privileges on your account application)
o    Provide the following information:
        o    Your account number
        o    Exact name(s) in which account is registered
        o    Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                               OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been derived from the Fund's financial statements, which were audited by __________________. The Fund's financial statements and the auditor's report are included in the Annual Report dated December 31, 2004, which is available upon request, without charge.


                                                                  YEAR ENDED DECEMBER 31,
                                                   2004         2003         2002        2001        2000

SELECTED DATA FOR A SINGLE SHARE

Net Asset Value, Beginning of Year                             $25.81       $30.58      $33.70      $29.47
                                                               ------       ------      ------      ------

Investment Operations

     Net investment income                                      0.05         0.05        0.10        0.14
     Net realized and unrealized gain (loss) on
     investments                                                8.14        (4.77)      (0.36)       5.79
                                                                ----        ------      ------       ----


Total from Investment Operations                                8.19        (4.72)      (0.26)       5.93
                                                                ----        ------      ------       ----

Distributions From

     Net investment income                                     (0.05)       (0.05)      (0.10)      (0.14)
     In excess of net investment income                          --           --          --          -- (a)
     Net realized gains                                        (0.44)         --        (2.76)      (1.47)
     In excess of net capital gain                               --           --          --
                                                                 --           --          --
                                                                                                   (0.09)
                                                                                                      (b)
Total Distributions                                            (0.49)       (0.05)      (2.86)      (1.70)
                                                               ------       ------      ------      ------
Net Asset Value, End of Year                                   $33.51       $25.81      $30.58      $33.70
                                                               ------       ------      ------      ------
Total Return                                                   31.74%      (15.43)%     (0.81)%     20.18%
Net Assets at End of Year (in thousands)                     $1,014,412    $759,674   $1,033,658   $1,101,888
Ratios to Average Net Assets:
     Expenses (net of reimbursement)                            0.98%       0.98%        0.98%       0.98%
     Expenses (gross) (c)                                       1.00%       0.99%        0.99%       0.99%
     Net investment income                                      0.18%       0.17%        0.32%       0.44%
Portfolio Turnover Rate                                          62%         72%         104%         98%
(a)  The Fund distributed an amount in excess of net investment income of less than $0.01 per share.
(b)  Distributions in excess of realized gains are the result of timing issues.
(c)  Reflects expense ratio in the absence of expense reimbursement by the Fund's administrator.

SOUND SHORE FUND

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Forum Shareholder Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL



INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                                                           SOUND
                                                                           SHORE
                                                                            FUND
FOR MORE INFORMATION



                      ANNUAL/SEMI-ANNUAL/QUARTERLY REPORTS
 The Fund will provide annual/semi-annual/quarterly reports to shareholders that will provide additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The SAI provides more detailed information about the Fund and is incorporated by reference into , and is legally part of, this Prospectus.

                               CONTACTING THE FUND
     You can get free copies of the annual/semi-annual/quarterly reports and the SAI, request other information and discuss your questions about the
                 Fund by contacting your broker or the Fund at:

                                SOUND SHORE FUND
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 551-1980

                             www.soundshorefund.com

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
    You can also review the annual/semi-annual quarterly reports, the SAI and other information about the Fund at the Public Reference Room of the Securities
   and Exchange Commission ("SEC") in Washington, D.C. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. You can get copies of this information, for a fee, by e-mail or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: PUBLICINFO@SEC.GOV



     Free copies of the annual/semi-annual/quarterly reports and the SAI are available from the SEC's Web site at www.sec.gov.



                    Investment Company Act File No. 811-4244.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2005




                             Sound Shore Fund, Inc.


FUND INFORMATION:

         Sound Shore Fund
         P.O. Box 446
         Portland, Maine 04112
         (800) 754-8758
         http://www.soundshorefund.com

INVESTMENT ADVISER:

         Sound Shore Management, Inc.
         8 Sound Shore Drive
         Greenwich, Connecticut 06836

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112
         (800) 551-1980
         (800) 754-8758


         This Statement of Additional Information, or SAI, supplements the Prospectus of Sound Shore Fund, Inc. (the "Fund") dated May 1, 2005, as may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above.

         Financial Statements for the Fund for the year ended December 31, 2004 included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above.

                                TABLE OF CONTENTS


GLOSSARY.......................................................................1


1.  INVESTMENT STRATEGIES AND RISKS............................................2


2.  INVESTMENT LIMITATIONS.....................................................5

3.  MANAGEMENT.................................................................7


4.  PORTFOLIO TRANSACTIONS....................................................13

5.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................16

6.  TAXATION..................................................................18

7.  OTHER MATTERS.............................................................21


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1


APPENDIX B - MISCELLANEOUS TABLES............................................B-1

APPENDIX C - PROXY VOTING POLICY.............................................C-1

                                    GLOSSARY

         "Accountant" means Forum Accounting Services, LLC, fund accountant of the Fund.

         "Administrator" means Forum Administrative Services, LLC, administrator of the Fund.

         "Adviser" means Sound Shore Management, Inc.

         "Board" means the Board of Directors of the Fund.

         "Citigroup" means Citigroup Global Transaction Services.

         "Code" means the Internal Revenue Code of 1986, as amended.


         "Custodian" means Citibank, N.A., the custodian of the Fund's assets.

         "Distributor" means Foreside Fund Services, LLC (prior to March 1, 2005, known as Forum Fund Services, LLC), distributor of the Fund's shares.

         "Fitch" means Fitch Ratings.


         "Fund" means Sound Shore Fund, Inc.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's.

         "Transfer Agent" means Forum Shareholder Services, LLC, the transfer agent and distribution disbursing agent of the Fund.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

                       1. INVESTMENT STRATEGIES AND RISKS


The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's funds that can appropriately bear the special risks associated with certain types of investments (E.G., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics. The Fund may also invest in U.S. government or government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, and/or short-term money market instruments when deemed appropriate by the Adviser.

A.       DEBT SECURITIES

The Fund may invest a portion of its assets in fixed income (debt) securities. The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund invests its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

C.       CONVERTIBLE SECURITIES

The Fund may only invest in convertible securities that are investment grade.

1.       IN GENERAL

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are debt securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2.       RISKS

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. An increase in interest rates typically causes a fall in the value of such instruments.

3.       VALUE OF CONVERTIBLE SECURITIES

The value of a convertible security is a function of its "investment value" and its "conversion value". The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D.      ILLIQUID AND RESTRICTED SECURITIES

The Fund may not acquire or invest in "illiquid securities" if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in such securities.

1.       IN GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

2.       RISKS

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E.       WARRANTS

The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

1.       RISKS

Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund's total assets would be invested in warrants or (ii) more than 2% of the value of the Fund's total assets would be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

                            2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.

FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities.

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11.      Purchase or acquire commodities or commodity contracts;

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14.      Invest in companies for the purpose of exercising control.

The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund's stockholders. The Fund may not:

         a.   Invest in any oil, gas or other mineral lease; or

         b. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund's policies or restrictions.

                                  3. MANAGEMENT

A.       DIRECTORS AND OFFICERS


DIRECTORS AND OFFICERS OF THE FUND. The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis the actions of all of the Fund's service providers. This management also includes a periodic review of the service providers' agreements and fees charged to the Fund. The names of the Directors and officers of the Fund, their address and date of birth, their position with the Fund, length of service, and principal occupations during the past five years are set forth below. For each Director, information concerning the number of portfolios overseen by the Director and other directorships/trusteeships held by the Director has also been included. Independent and interested Directors have been segregated. The Fund Complex includes the Fund and two other investment companies which hold themselves out to investors as related companies for purposes of investment and investor services.


NAME, ADDRESS                   POSITION(S)          LENGTH OF   PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE FUND        TIME        DURING THE PAST FIVE YEARS     PORTFOLIOS IN   DIRECTORSHIPS/
                                                     SERVED/1/                                  FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY DIRECTOR
                                                                                                DIRECTOR
INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker            Director, Audit      March       Consultant, Princeton          1               None
3088 Fairway Woods, Carolina    Committee(2)         1987 to     University, 1990 - 1998
Trace                           (member),            present     Consultant, University of
Sanford, North Carolina 27330   Nominating                       Pennsylvania, 1992 - 1998
Born:  October 1923             Committee(4)
                                (Chair)


John L. Lesher                  Director, Audit      April       Consultant, Jack Lesher &      1               None
402 West Lyon Farm Drive        Committee(2)         1985 to     Associates
Greenwich, Connecticut 06831    (Chair),             present
Born: February 1934             Nominating

                                Committee(4)
                                (member)

John J. McCloy II               Director, Audit      April       Director, Noise Cancellation   1               None
313 Stanwich Road               Committee(2)         1985 to     Technologies, Inc.
Greenwich, Connecticut 06830    (member),            present     Director, Passenger Express
Born:  November 1937            Nominating                       Director, EPT Technologies
                                Committee(4)                     Director,  Geo  History
                                (member)                         Trustee, American
                                                                 University in Cairo

                                       7



NAME, ADDRESS                   POSITION(S)          LENGTH OF    PRINCIPAL OCCUPATION(S)       NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE FUND        TIME         DURING THE PAST FIVE YEARS    PORTFOLIOS IN   DIRECTORSHIPS/
                                                     SERVED/1/                                  FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY DIRECTOR
                                                                                                DIRECTOR
INTERESTED DIRECTORS
Harry Burn, III, M.B.A. (5)     Chairman and         April 1985   Chairman and Director,        1               None
8 Sound Shore Drive             Director,            to present   Sound Shore Management,
Greenwich, Connecticut 06836    Valuation            (Chairman    Inc. since 1978.  He is a
Born:  January 1944             Committee(3)         September    Chartered Financial
                                (member)             1992 to      Analyst.
                                                     present)

T. Gibbs Kane, Jr. (6)          President and        April 1985   President and Director,       1               None
8 Sound Shore Drive             Director,            to present   Sound Shore Management,
Greenwich, Connecticut 06836    Valuation                         Inc. since 1977.  He is a
Born:  May 1947                 Committee(3)                      Chartered Financial
                                (member)                          Analyst.

OFFICERS

Shanna S. Sullivan              Secretary,           October      Vice President, Treasurer,    N/A             N/A
8 Sound Shore Drive             Valuation            1985 to      Secretary and Director,
Greenwich, Connecticut 06836    Committee(3)         present      Sound Shore Management,
Born: August 1945               (Chair)                           Inc. since 1979


Stacey E. Hong                  Treasurer            June         Director, Fund Accounting,     N/A             N/A
Born:  May 1966                                      2002 to      Citigroup since 2003
Two Portland Square                                  Present      Director, Forum Accounting
Portland, Maine 04101                                             Services, LLC (fund
                                                                  accountant acquired by
                                                                  Citigroup in 2003) 1992 -
                                                                  2003
                                                                  Officer, various funds
                                                                  managed and distributed by
                                                                  Citigroup and the
                                                                  Distributor.


                                       8


NAME, ADDRESS                   POSITION(S)          LENGTH OF   PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE FUND        TIME        DURING THE PAST FIVE YEARS     PORTFOLIOS IN   DIRECTORSHIPS/
                                                     SERVED/1/                                  FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY DIRECTOR
                                                                                                DIRECTOR
OFFICERS CONT.


Cheryl O. Tumlin                Chief                October     Counsel, Investment Company    N/A             N/A
Two Portland Square             Compliance Officer   2004 to     Services, Foreside Fund
Portland, Maine 04101                                Present     Services, LLC (a mutual fund
Born:  June 1966                                                 distributor and compliance
                                                                 services provider)
                                                                 Counsel, Citigroup since 2003
                                                                 Counsel, Forum 2001 - 2003
                                                                 and 1996 - 1999
                                                                 Counsel, I-many, Inc. (a
                                                                 software development
                                                                 company) 1999 - 2001



(1)  Term of Service is indefinite.

(2) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee is comprised of all the independent directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). During the fiscal year ended December 31, 2004, the Audit Committee met twice.
(3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Fund's policies and procedures for determining net asset value per share of the Fund's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Fund consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2004, the Valuation Committee did not meet.
(4) The Fund has a Nominating Committee, which oversees the composition of both the Board as well as the various committees of the Fund to ensure that competent and capable candidates fill these positions. The Nominating
     Committee is comprised of all the independent directors. The Nominating Committee reviews candidates for, and makes nominations of independent directors to the Board. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet. The Nominating Committee does not consider recommendations by shareholders.

(5) Mr. Burn owns a controlling interest in the Adviser for which he serves as Chairman and Director. He is one of the portfolio managers of the Fund.
(6) Mr. Kane owns a controlling interest in the Adviser for which he serves as President and Director. He is one of the portfolio managers of the Fund.

DIRECTOR OWNERSHIP IN THE FUND

                                                                             AGGREGATE DOLLAR RANGE OF

                                                                            OWNERSHIP AS OF DECEMBER 31,

                                      DOLLAR RANGE OF BENEFICIAL          2004 IN ALL FUNDS OVERSEEN BY
             DIRECTORS                  OWNERSHIP IN  THE FUND             DIRECTOR IN THE FUND COMPLEX
INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker
John L. Lesher
John J. McCloy
INTERESTED DIRECTORS
Harry Burn III
T. Gibbs Kane, Jr.


OWNERSHIP IN SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2004, no independent Director or any of his immediate family members owned beneficially or of record securities of the Fund's investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Fund investment adviser or principal underwriter.

B.       COMPENSATION OF DIRECTORS AND OFFICERS


Each Director, other than those affiliated with the Adviser, receives quarterly fees of $750 plus $1,000 per meeting attended.

Directors are also reimbursed for travel and related expenses incurred in attending meetings of the Board.
Directors that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.


The following table sets forth the fees paid to each Director by the Fund for the fiscal year ended December 31, 2004.


                                                            PENSION OR
                                                            RETIREMENT
                                      AGGREGATE           BENEFITS ACCRUED       ESTIMATED           TOTAL
                                    COMPENSATION          AS PART OF FUND     ANNUAL BENEFITS     COMPENSATION
           NAME, POSITION             FROM FUND              EXPENSES         UPON RETIREMENT       FROM FUND
Dr. D. Kenneth Baker
John L. Lesher
John J. McCloy II

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2.       OWNERSHIP OF ADVISER/AFFILIATIONS

The Adviser is 100% owned by Harry Burn, III, T. Gibbs Kane, Jr., and Shanna S. Sullivan and therefore controlled by Harry Burn, III, T. Gibbs Kane, Jr., and Shanna S. Sullivan. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Directors or officers of the Fund that are employed by the Adviser (or affiliates of the Adviser) are Harry Burn, III, T. Gibbs Kane, Jr., Shanna S. Sullivan and Ellen S. Smoller.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in the Fund. If an investor in the Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.


Table 1 in Appendix B shows the dollar amount of fees paid to the Adviser for the last three fiscal years.



4.       ADVISORY AGREEMENT APPROVAL AND OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Adviser's agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party.


5.       PORTFOLIO MANAGER INFORMATION

As of December 31, 2004, Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis acted as portfolio managers for one other mutual fund pursuant to a manager of managers structure. As of December 31, 2004, assets allocated to the Adviser for management had a value of $108.3 billion. This mutual fund does not pay the Adviser a performance-based fee.

As of December 31, 2004, Messrs. Burn, Kane and DeGulis acted as portfolio managers for 39 other accounts with a market value of $2.7 billion. Of these accounts, only one pays the Adviser a performance-based fee. As of December 31, 2004, the market value of this account was $50.9 million.

Messrs. Burn, Kane and DeGulis, like all employees of the Adviser, receive a salary, a contribution to the Adviser's profit sharing plan, and an annual bonus.

As of December 31, 2004, Messrs. Kane and Burn each owned Fund shares valued in excess of $1 million while Mr. DeGulis owned Fund shares valued between $100,001-$500,000.


D.       DISTRIBUTOR


1.       DISTRIBUTION SERVICES AND COMPENSATION OF DISTRIBUTOR

The Distributor serves as the distributor (also known as principal underwriter) of the shares of the Fund and is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Effective March 1, 2005, the Distributor changed its name to Foreside Fund Services, LLC.


Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions. The Distributor may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.


2.       COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Fund, the Distributor provides a Chief Compliance Officer ("CCO") to the Fund as well as certain additional compliance support functions ("Compliance Services").

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund or by the Distributor on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Fund against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to the Distributor for Compliance Services, the amount of fees waived by the Distributor, and the actual fees received by the Distributor. The data is for the past fiscal year.


E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

Pursuant to an administration agreement with the Fund (the "Administration Agreement"), the Administrator is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

For its services, the Administrator receives a fee from the Fund equal to 0.10% of the average daily net assets of the Fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.


Table 3 in Appendix B shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees that were waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.


The Administration Agreement is terminable without penalty by the Board or by the Administrator on 60 days' written notice. Under the Administration Agreement, the Administrator is not liable for any act or omission in the performance of its duties to the Fund. The Administration Agreement does not protect the Administrator from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.


Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Fund against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.


2.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Fund (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund at an annual rate of $60,000.


Table 4 in Appendix B shows the dollar amount of fees paid to the Accountant for the last three fiscal years.

The Accounting Agreement is terminable without penalty by the Board or by the Accountant on 60 days' written notice. Under the Accounting Agreement, the Accountant is not liable for any act or omission in the performance of its duties to the Fund. The Accounting Agreement does not protect the Accountant from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.



Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.


3.       TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Fund (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of the Comptroller of the Currency.


4.       CUSTODIAN


The Custodian, pursuant to an agreement with the Fund, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians. The Custodian is located at 388 Greenwich Street, 14th Floor, New York, New York 10013.


5.       LEGAL COUNSEL


Legal matters in connection with the issuance of shares of the Fund are passed upon by _________________. ___________ may rely upon the opinion of Maryland counsel for matters relating to Maryland law.


6.       INDEPENDENT AUDITORS


_______________________, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund as well as prepare the Fund's tax returns.


                            4. PORTFOLIO TRANSACTIONS

A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID


Table 5 in Appendix B shows the aggregate brokerage commissions for the past three fiscal years.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser of the Fund places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser of the Fund seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors including the broker's execution capability, the commission rate charged by the broker, the value of research provided by the broker, the broker's financial responsibility, and the broker's responsiveness to the Adviser.

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser relies on outside research services provided by brokers to augment its knowledge of economic and corporate events to each client's end benefit. The Adviser believes that such services save time and duplication of effort and aid in the performance of client accounts. Therefore, the Adviser may pay a broker from whom it receives research services a brokerage commission in excess of that which another broker might have charged from effecting the same transactions. Brokerage commissions generated by the trading activities of one client account may be used to provide research to assist the Adviser in carrying out its responsibilities both for that client account, as well as other accounts without tracing benefits to commissions generated by a particular client account.


In selecting a broker to execute securities transactions, the Adviser considers a variety of factors, including the value of research provided by the broker, the broker's execution capability, the commission rate charged by the broker, the broker's financial responsibility and the broker's responsiveness to the Adviser. Subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of these other factors. The Adviser believes it is important to its investment decision-making processes to have access to independent research.


Generally, research services provided by brokers include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of access to various computer-generated data, written reports, telephone contacts and personal meetings with security analysts, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. While brokers with whom the Adviser effects trades may provide the Adviser with their own internally produced research, in some cases, research services are generated by third parties and supplied to the Adviser by or through brokers PROVIDED that, in this case, the broker must directly incur the obligation to pay the third party.

Research services may also consist of equipment, such as computer hardware or software or quotation equipment, which is used to support research functions. In the case of equipment with a mixed use; i.e. partly for research and partly for administrative matters, the Adviser must pay cash for that portion of total usage which is not research-related.

3.       AGGREGATION OF ORDERS


The Adviser has adopted an Aggregation Order Policy for the purchase or sale of the same security for client accounts. The Adviser will generally aggregate transactions provided that aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for its clients and is consistent with the terms of the Adviser's investment advisory agreement with each client for which trades are being aggregated. Prior to entering an aggregated trade order, the Adviser prepares a trading blotter allocating shares on a pro rata basis to the participating client accounts. The shares are allocated pro rata based on account size, but adjusted when necessary to reflect client specific factors such as recent additions or withdrawals, as well as client directives i.e., "no tobacco," position size directives "no more than 3% at cost," or "up to 10% at market," etc. In general, the Adviser strives to equalize positions in a security throughout its client base, to these target percentages equitably. If the order is partially filled, it will be allocated pro rata based on the trading blotter, although exceptions will be made for clients whose share percentage before the trade is more/or less than other clients, so that the additional shares purchased or sold bring all clients as close to the same targeted ownership percentage as is practicable. An aggregated order provides the participants the average share price for all the Adviser's purchases/sales executed in that order throughout a given business day, with transaction costs shared pro rata based on each client's participation in the transaction. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the trading blotter if all client accounts receive fair and equitable treatment, and the reason for the variation is recorded on the trading blotter.

Occasionally the Adviser will participate in Initial Public Offerings (IPO's). In most cases, the Adviser is unable to purchase sufficient shares to fill all clients to a meaningful position. If sufficient shares are purchased, the security will be allocated as described in the preceding paragraph. If it is not practical to allocate on a pro rata basis as the number of shares purchased is so small, then allocation will be made alphabetically utilizing a procedures which should not advantage or disadvantage any client account.


4.       COUNTERPARTY RISK

The Adviser of the Fund monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

5.       TRANSACTIONS THROUGH AFFILIATES


The Adviser of the Fund may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons), if any. The Board has not adopted respective procedures.

6.       OTHER ACCOUNTS OF THE ADVISER


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser of the Fund or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

7.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. It is not the Fund's intent, nor has it been its practice, to engage in active and frequent trading of its securities. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. During the past fiscal year, the Fund did not acquire and hold any securities issued by its regular brokers and dealers.


E.       PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Specifically, the Fund's portfolio holdings are considered publicly available when the quarterly Form 13Fs are filed electronically with the SEC where they may be viewed by the public. The Forms 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 60 days of the end of each such period. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a list of the Fund's portfolio holdings as contained in the latest Form N-Q or Form N-CSR by contacting the Transfer Agent at (800) 551-1980.

Certain service providers to the Fund such as the Fund's investment adviser, administrator, custodian, fund accountant, independent accountants, legal counsel, and transfer agent may, for legitimate business purposes, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Fund's portfolio holdings to provide the services they are contractually obligated to render to the Fund. The portfolio holdings information is released to service providers on an as needed basis. Neither the Fund nor any of its service providers may disclose material non-public information about the Fund's portfolio holdings to third parties prior to its public dissemination. No compensation is paid by the Fund to these service providers as a result of the disclosure of the Fund's portfolio holdings.

The Fund's Chief Compliance Officer monitors the Fund's compliance with its portfolio holdings disclosure policy and annually requests and reviews information regarding the identity of each service provider that receives information regarding Fund portfolio holdings prior to public dissemination, the frequency with which the service provider receives such information and the business purpose for which the disclosure is made. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders. The Chief Compliance Officer also provides an annual report to the Board on, among other things, the Fund's administration of and compliance with its portfolio disclosure policy.


                5. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A.       GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share. That information is contained in the Fund's financial statements (specifically in the statements of assets and liabilities).

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund's total assets.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

D.       NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

                                   6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses), net short-term capital gains, and capital gain net income (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income (i.e., net investment income and net short-term capital gains) for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities.

     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders if certain holding period requirements are satisfied.

Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only semi-annually, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of the Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

C.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. If the Fund changes its tax year-end to November 30 or December 31, it may elect to use that date instead of the October 31 date in making this calculation. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers from excess losses.

E.       WITHHOLDING TAX

The Fund will be required to withhold Federal income tax at the required Federal backup withholding rate on distributions paid to any shareholder: (1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

F.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund, long-term capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed long-term capital gain.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold Federal income tax at the Federal backup withholding rate on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

G.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

                                7. OTHER MATTERS

A.       GENERAL INFORMATION

Sound Shore Fund, Inc. was organized as a corporation under the laws of the State of Maryland on February 15, 1985. The Fund has operated under that name and as an investment company since that date.

Sound Shore Fund, Inc. is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers shares of beneficial interest in its sole series.

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of the Fund are entitled to vote at shareholders' meetings. The Fund has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Fund.

The Fund will continue indefinitely until terminated.

B.   CODE OF ETHICS

The Fund, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund.

C.   SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Maryland law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of the Fund's outstanding shares may, as set forth in the Articles of Incorporation, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Directors.

D.       FUND OWNERSHIP


As of ______________, the percentage of shares owned by all Officers and Directors of the Fund as a group was less than 1% of the shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 6 of Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. As of _____________, the following persons owned of record 25% or more of the shares of the Fund:


E.       LIMITATIONS ON DIRECTORS' AND OFFICERS' LIABILITY


The By-laws of the Fund provide that the Directors and officers will be indemnified to the fullest extent consistent with applicable laws. However, no Director or officer will be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


F.       PROXY VOTING PROCEDURES


The Board has approved policies and procedures governing the voting of proxies relating to the portfolio securities of the Fund. Those procedures provide for the delegation of the voting of proxies relating to the Fund's portfolio securities to the Adviser. Copies of the Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 551-1980; (2) on the Fund's web site at
HTTP://WWW.SOUNDSHOREFUND.COM    and   (3)   on   the    SEC's   web   site   at
HTTP://WWW.SEC.GOV.


G.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The complete registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

H.       FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended December 31, 2004 included in the Annual Report to shareholders of the Fund are incorporated herein by reference. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' report.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

  AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA        Bonds  that are rated Ba are  judged to have  speculative  elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB         An obligation  rated BBB exhibits  adequate  protection  parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            The `r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       FITCH RATINGS

INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC,       High  default  risk.  Default  is  a  real possibility.  Capacity for
CC, C meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,       Default.  Securities  are  not  meeting  current  obligations and are
DD, D extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C            This is the lowest rated class of preferred  or  preference  stock.
             Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o Leading market positions in well-established industries.
               o High rates of return on funds employed.
               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

 PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

 NOT           Issuers  rated  Not  Prime do not fall  within  any of the  Prime
 PRIME         rating categories.

STANDARD & POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

F1            Highest  credit  quality.  Indicates  the Best capacity for timely payment of financial commitments;  may have an added "+" to denote any exceptionally strong credit feature.
F2            Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3            Fair credit quality.  The capacity for timely payment of financial commitments is adequate;  however, near-term adverse changes could result in a reduction to non-investment grade.
B             Speculative.  Minimal  capacity  for timely  payment of  financial commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.
C             High default  risk.  Default is a real  possibility.  Capacity for meeting financial  commitments is solely reliant upon a sustained, favorable business and economic environment.
D             Default.  Denotes actual or imminent payment default.

                        APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to the Adviser for the last three fiscal years

                                               ADVISORY FEE PAID
       Year Ended December 31, 2004                   $
       Year Ended December 31, 2003               $6,217,639
       Year Ended December 31, 2002               $6,735,658

TABLE 2 - COMPLIANCE FEES

The following table shows the dollar amount of fees paid to the Distributor for Compliance Services rendered to the Fund, the amount of fees waived by the Distributor, if any, and the actual fees received by the Distributor. The
Compliance Agreement became effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal years ended 2003 and 2002.

                                             COMPLIANCE FEE PAID      COMPLIANCE FEE WAIVED       COMPLIANCE FEE
                                                                                                     RECEIVED
       Year Ended December 31, 2004                   $                         $                        $

TABLE 3 - ADMINISTRATOR FEES

The following table shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

                                                                       ADMINISTRATION FEE
                                              ADMINISTRATION FEE       WAIVED AND EXPENSES      ADMINISTRATION FEE
                                                     PAID                  REIMBURSED                RECEIVED
       Year Ended December 31, 2004                   $                         $                        $
       Year Ended December 31, 2003                $830,499                 $109,743                 $720,756
       Year Ended December 31, 2002                $899,588                  $72,917                 $826,671

TABLE 4 - ACCOUNTANT FEES

The following table 3 shows the dollar amount of fees paid to the Accountant for the last three fiscal years.

                                              ACCOUNTING FEE PAID
       Year Ended December 31, 2004                   $
       Year Ended December 31, 2003                $60,536
       Year Ended December 31, 2002                $60,008

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions for the past three fiscal years.

                                                  AGGREGATE
                                              COMMISSIONS PAID
       Year Ended December 31, 2004                $
       Year Ended December 31, 2003              $1,851,114*
       Year Ended December 31, 2002              $2,758,162*
* The reduction in aggregate commissions paid is due to the decline in trading activity.


TABLE 6 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of __________.

                                                  PERCENTAGE OF
NAME AND ADDRESS            SHARES                  FUND OWNED

                        APPENDIX C - PROXY VOTING POLICY


It is the policy of SOUND SHORE MANAGEMENT, INC. to vote all proxies over which it has voting authority in the best economic interest of its clients. Our President reviews the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with the Chairman. The portfolio administrator is responsible for monitoring the proxy votes to insure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the Fund to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our clients, we will vote against management's recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

ELECTION OF DIRECTORS - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

     o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
     o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
     o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
     o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
     o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

COMPENSATION - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's shareholders.

                                      C-1
We evaluate proposals related to compensation on a case-by case basis.

     o We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.
     o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
     o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
     o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
     o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS - We generally oppose anti- takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

     o We will evaluate proposals to remove or add super- majority voting requirements on a case-by-case basis.
     o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
     o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
     o    We generally support share repurchase programs.
     o We generally support the updating of or corrective amendments to corporate charters and by- laws.
     o We generally oppose the elimination of the rights of shareholders to call special meetings.

APPROVAL OF INDEPENDENT AUDITORS - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

     o We generally support management's proposals regarding the approval of independent auditors.
     o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has positive economic implications.

     o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.
     o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

                                     PART C
                                OTHER INFORMATION

ITEM 22.  EXHIBITS

(a) Articles of Incorporation of Registrant dated February 15, 1985 (Exhibit incorporated by reference as filed as Exhibit (1) in Post-Effective
     Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in Post-Effective Amendment No. 20 via EDGAR on March 1, 1999, accession number 0001004402-99-000153).

(c) See the following Articles and Sections of the Articles of Incorporation filed as Exhibit (a): Article FIFTH, Sections (3), (4) and (5); Article SEVENTH, Sections (b), (c) and (d); Article NINTH, Sections (a), (b), (c) and (f) and Article TENTH.

(d) Investment Advisory Agreement between Registrant and Sound Shore Management, Inc. dated May 3, 1985 and restated March 14, 1995 (Exhibit incorporated by reference as filed as Exhibit (5) in Post-Effective
     Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(e) Distribution Agreement between Registrant and Forum Fund Services, LLC dated October 1, 2004 (Exhibit filed herewith).

(f)  Not Applicable.

(g) Global Custodial Services Agreement between Registrant and Citibank, N.A. dated as of January 31, 2004 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 26 via EDGAR on April 29, 2004, accession number 0001275125-04-000112).

(h) (1) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated January 29, 1998 (Exhibit incorporated by reference as filed as Exhibit (9)(b) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

     (2) Amendment No. 1 to Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC, dated October 24, 2002 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 25 via EDGAR on April 30, 2003, accession number 0001004402-03-000290).

     (3) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated January 1, 1996 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

     (4) Amended and Restated Administration Agreement between Registrant and Forum Administrative Services, LLC dated September 28, 2004 (Exhibit filed herewith).

     (5) Compliance Services Agreement between Registrant and Forum Fund Services, LLC dated October 1, 2004 (Exhibit filed herewith).

(i) (1) Opinion of Seward & Kissel dated April 29, 1985 (Exhibit incorporated by reference as filed as Exhibit (10) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

     (2)  To be filed by amendment.

(j) (1) Opinion of Messrs. Venable, Baetjer and Howard dated April 29, 1985 (Exhibit incorporated by reference as filed as Exhibit (11)(a) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

     (2)  None

(k)  None.

(l) Investment representation letter of Employees' Profit Sharing Plan of McConnell & Miller, Inc. as initial purchaser of shares of stock of Registrant dated April 22, 1985 (Exhibit incorporated by reference as filed as Exhibit (13) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(m) Distribution Plan Pursuant to Rule 12b-1 Under the Investment Company Act of 1940 adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (15) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(n)  None.

(p) (1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in Post-Effective Amendment No. 22 via EDGAR on April 28, 2000, accession number 0001004402-00-000127).

     (2) Code of Ethics adopted by Sound Shore Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in Post-Effective Amendment No. 22 via EDGAR on April 28, 2000, accession number 0001004402-00-000127).

     (3) Joint Code of Ethics adopted by Forum Investment Advisors, LLC and Forum Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(3) in Post-Effective Amendment No. 22 via EDGAR on April 28, 2000, accession number 0001004402-00-000127).

Other Exhibits:

     Powers of Attorney of T. Gibbs Kane, Jr., Harry Burn, III, John L. Lesher, Charles J. Hedlund, D. Kenneth Baker, John J. McCloy, II and Walter R. Nelson (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 20 via EDGAR on March 1, 1999, accession number 0001004402-99-000153).

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

NONE.

ITEM 24. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Maryland law provide for indemnification by the Registrant of officers and directors under certain circumstances. In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

               "EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities."

               Further, the Registrant has agreed to indemnify (1) Sound Shore Management, Inc. ("Sound Shore Management") in the Investment Advisory Agreement, (2) Forum Financial Services, Inc. ("Forum") in the Distribution Agreement, (3) Forum in the Distribution Agreement, (4) Forum Shareholder Services, LLC ("FSS") in the Transfer Agency Agreement, and (5) Forum Accounting Services LLC ("FAS") in the Fund Accounting Agreement for certain liabilities and expenses arising out of their acts or omissions under the respective agreements.

               Paragraph 4 of the Investment Advisory Agreement between the Registrant and Sound Shore Management provides generally that Sound Shore Management will not be liable for any mistake of judgment or for any other cause but shall not be protected against any liability due to willful misfeasance, bad faith or gross negligence in the performance of or reckless disregard of the adviser's duties.

               Section 2(f) of the Distribution Agreement the Registrant and Forum provides generally that the Registrant will indemnify, defend and hold harmless from and against any and all claims, demands, liabilities and expenses which Forum may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact, provided that Forum will not be protected against any liability to the Registrant or its security holders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of or reckless disregard of the Forum's duties.

               Section 3(a) of the Administration Agreement between the Registrant and Forum provides generally that Forum shall not be liable to the Registrant for any action or inaction of Forum in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to Forum by an officer of the Registrant duly authorized or caused by circumstances beyond Forum's reasonable control. Section 3(b) provides that the Registrant will indemnify and hold harmless Forum from and against any and all claims, demands, liabilities and expenses arising out of any action or inaction for which Forum is not liable under the agreement.

               Section 25 of the Transfer Agency Agreement between the Registrant and FSS provides generally that FSS shall not be liable for any non-negligent action taken in good faith and reasonably believed by FSS to be within the powers conferred upon it by the agreement, and that the Registrant shall indemnify FSS and hold it harmless from and against any and all claims, damages, liabilities and expenses arising out of performance of the agreement; provided such loss, claim, damage, liability or expense is not the result of FSS 's gross negligence or willful misconduct.

               Section 4(a) of the Fund Accounting Agreement between the Registrant and FAS provides generally that FAS shall not be liable to the Registrant for any action or inaction of FAS in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to FAS by an officer of the Registrant duly authorized or caused by circumstances beyond FAS's reasonable control. Section 4(b) provides that the Registrant will indemnify and hold harmless FAS from and against any and all claims, demands, liabilities and expenses arising out of any action or inaction for which Forum is not liable under the agreement.

               The foregoing  references  are qualified in their entirety by the
               Registrant's   Articles  of  Incorporation   and  the  respective
               agreements.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of Sound Shore Management, Inc. (the "Adviser"), 8 Sound Shore Drive, Greenwich, Connecticut 06836 under the captions "Investment Adviser" in the Prospectus and "Management " in the Statement of Additional Information constituting Parts A and B respectively, of this Registration Statement are incorporated herein by reference. The following are the directors and principal executive officers of the Adviser, including their titles and other business connections that are of a substantial nature.

                 Name                                  Title                          Business Connections
........................................ ..................................... .....................................
Harry Burn, III                         Chairman and Director                 Sound Shore Management, Inc.
                                        ..................................... .....................................
                                        Chairman and Director                 Sound Shore Fund, Inc.
........................................ ..................................... .....................................
T. Gibbs Kane, Jr.                      President and Director                Sound Shore Management, Inc.
                                        ..................................... .....................................
                                        President and Director                Sound Shore Fund, Inc.
........................................ ..................................... .....................................
Shanna S. Sullivan                      Vice President, Treasurer,            Sound Shore Management, Inc.
                                        Secretary and Director
                                        ..................................... .....................................
                                        Secretary                             Sound Shore Fund, Inc.

ITEM 26.  PRINCIPAL UNDERWRITERS

(a)  Foresides  Fund  Services,   LLC,  Registrant's   underwriter,   serves  as
     underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

        Century Capital Management Trust          ICM Series Trust
        The Cutler Trust                          Monarch Funds
        Forum Funds                               Sound Shore Fund, Inc.
        Henderson Global Funds

(b)  The  following  are  officers  of  Foresides   Fund   Services,   LLC,  the
     Registrant's underwriter. Their business address is Two Portland Square, Portland, Maine 04101.

         Name                                      Position with Underwriter           Position with Registrant
         ..................................... .................................. ...................................
         Carl A. Bright                        President & Treasurer              None
         ..................................... .................................. ...................................
         Nanette K. Chern                      Vice President & Secretary         None
         ..................................... .................................. ...................................
         Richard J. Berthy                     Vice President & Assistant         None
                                               Treasurer
         ..................................... .................................. ...................................
         Mark A. Fairbanks                     Vice President & Assistant         None
                                               Secretary
         ..................................... .................................. ...................................

(c) Not Applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 and Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 except that certain items are maintained at the following locations:

(a) Citibank, N.A., New York, New York 10013 (journals of receipts and disbursements of cash).

(b) Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06836 (brokerage orders, portfolio purchases or sales, and quarterly records showing the basis for the allocation of orders).

ITEM 28. MANAGEMENT SERVICES

Not Applicable.

ITEM 29. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenwich, State of Connecticut on March 1, 2005.

                                          SOUND SHORE FUND, INC.

                                          T. Gibbs Kane, Jr., President

                                          By: /S/ T. GIBBS KANE, JR.
                                             -----------------------

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on March 1, 2005.


(a)      Principal Executive Officer

         /S/ T. GIBBS KANE, JR.
         -----------------------
         T. Gibbs Kane, Jr., President

(b)      Principal Financial Officer

         /S/ STACEY A. HONG
         -----------------------
         Stacey A. Hong, Treasurer

(c) All of the Directors

         /S/ T. GIBBS KANE, JR.
         -----------------------
         T. Gibbs Kane, Jr., Director

         /S/ HARRY BURN, III
         -----------------------
         Harry Burn, III, Director

         Dr. D. Kenneth Baker,  Director*
         John L. Lesher, Director*
         John J. McCloy, II, Director*

         By: /S/ DAVID I. GOLDSTEIN
            -----------------------
         David I. Goldstein, Attorney-in-fact*

* Pursuant to powers of attorney filed as Other Exhibits to this Registration Statement.

                                INDEX TO EXHIBITS


(22)(e) Distribution Agreement between Registrant and Forum Fund Services, LLC dated October 1, 2004.

(22)(h)(4) Amended and Restated Administration Agreement between Registrant and Forum Administrative Services, LLC dated September 28, 2004.

(22)(h)(5) Compliance Services Agreement between Registrant and Forum Fund Services, LLC dated October 1, 2004.